UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 15, 2016

FairPoint Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32408	13-3725229
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 East Morehead Street, Suite 500, Charlotte, North Carolina		28202
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (704) 344-8150
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant's Certifying Accountant

(a)	Dismissal of Independent Registered Public Accounting Firm

On March 15, 2016, the audit committee (the “Audit Committee”) of the board of directors of FairPoint Communications, Inc. (the “Company”) approved the dismissal of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm, effective as of March 15, 2016.

EY’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2015 and 2014 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2015 and 2014 and in the subsequent interim period through March 15, 2016, there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of EY would have caused EY to make reference thereto in its reports on the Company’s consolidated financial statements for such years and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

On March 15, 2016, the Company provided EY with a copy of this Current Report on Form 8-K (this “Form 8-K”) and requested a letter from EY addressed to the Securities and Exchange Commission stating whether EY agrees with the above disclosures. A copy of EY’s letter, dated March 18, 2016, is attached as Exhibit 16.1 to this Form 8-K.

(b)	Newly Engaged Independent Registered Public Accounting Firm

On March 15, 2016, the Audit Committee approved the engagement of BDO USA, LLP (“BDO”) as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2016 (including with respect to the Company’s quarterly period ending March 31, 2016), effective as of March 15, 2016.

During the Company’s two most recent fiscal years ended December 31, 2015 and 2014 and in the subsequent interim period through March 15, 2016, neither the Company nor anyone acting on its behalf consulted BDO regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements and no written report or oral advice was provided to the Company by BDO that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated March 18, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAIRPOINT COMMUNICATIONS, INC.

By:	/s/ Ajay Sabherwal
	Name:	Ajay Sabherwal
	Title:	Executive Vice President and Chief Financial Officer
Date: March 18, 2016

 EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated March 18, 2016